                                                                    Exhibit 23.2

                  CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 25, 1995 (except for note 1(e) which is as of May 6, 1996), in the Pre-Effective Amendment No. 11 to the Registration Statement (Form S-1 No. 33-80816) and related Prospectus of Pharma Patch Plc for the registration of 5,340,685 Ordinary Shares.








                                                              Ernst & Young
Dublin, Ireland
August 9, 1996